Security Agreement


          Security Agreement dated February 26, 1997 between Disc Graphics, Inc., a Delaware corporation, 10 Gilpin Avenue, Hauppauge, New York 11788 (the "Company") and KeyBank National Association, a national banking association with offices at 1377 Motor Parkway, Hauppauge, New York 11788 (the "Secured Party").

          Secured Party and the Company have entered into a Credit Agreement pursuant to which the Company will receive Loans and other financial accommodations from Secured Party. Under the Credit Agreement and loan and other agreements between Secured Party and the Company, the Company will incur Obligations to Secured Party. In addition, Secured Party will not extend credit to the Company unless, among other conditions, the Company executes and delivers this Agreement.

          To induce Secured Party to extend credit to the Company on and after the date hereof, the Company wishes to grant Secured Party a first priority perfected security interest in all its assets, as provided herein, to secure the payment and performance of all Obligations.

          Accordingly, the parties agree as follows:

          1.   Definitions.

          (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings given in the Credit Agreement.

          (b) The following words and phrases shall have the meanings set forth below:

               (i) "Agreement" shall mean this Agreement as it may be amended from time to time.

               (ii)  "Collateral" means all of the following:

                    (A)  Equipment, Inventory and Receivables;

                    (B) All choses in action, causes of action, any rights arising under any judgment, statute or rule, all corporate and business records, customer lists, credit files, trademarks, trade styles, trade names, designs, patents, copyrights, licenses, license agreements, and any applications for patents or trademarks, and all amounts, claims and proceeds, including returned or unearned premiums, which may become payable under any policy of insurance maintained by the Company covering the Collateral;

                    (C) All other personal property of the Company, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, without limitation, the balance of every deposit account now or hereafter existing of the Company with Secured Party, and all goods, equipment, furniture, general intangibles, credits, claims, demands and any other obligations of any kind, whether now or hereafter arising, of the Company; and

                    (D) Any and all additions and accessions to the foregoing Collateral, all substitutions and replacements therefor and all products and proceeds thereof.

               (iii) "Credit Agreement" means the Credit Agreement between the Company and Secured Party dated the date hereof, as it may be amended from time to time.

               (iv) "Equipment" shall mean all of the Company's machinery and equipment wherever located, and all additions, accessions, substitutions, replacements, parts and fuel to or for the same, and all products and proceeds thereof, excluding, however, the Equipment listed on Exhibit 1 hereto.

               (v) "Inventory" shall mean all goods now or hereafter owned by the Company or in which the Company now or hereafter has an interest, intended for sale, lease or other disposition by or consumption in the business of the Company, of every kind and nature and wherever located, including without limitation all raw materials, work in process, finished goods, goods consigned to the Company to the extent of its interest therein as consignee, goods in transit, materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, all documents of title or documents representing the same and all records, files and writings with respect thereto.

               (vi) "Obligations" shall mean all payment and performance obligations, liabilities and indebtedness of the Company or any Subsidiary to Secured Party, under the Notes, the Credit Agreement, any Loan Document or any other agreement or instrument, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including without limitation reimbursement of Letters of Credit and the payment of performance of all other loans, obligations, liabilities, and indebtedness of the Company or any Subsidiary to Secured Party, and all fees, costs, expenses and indemnity obligations hereunder or thereunder.

               (vii) "Receivables" shall mean all right, title and interest of the Company in all present and future accounts receivable, contract rights, promissory notes, chattel paper, all tax refunds and rights to receive tax refunds, bonds, rights of indemnification, contribution and subrogation, leases, computer tapes, programs and software, deposits and claims against third parties of every kind or nature, investment securities, notes, drafts, acceptances, letters of credit and rights to receive proceeds of letters of credit, instruments and deposit accounts, book accounts, credits and reserves and all forms of obligations owing to the Company, together with all instruments, all documents of title representing any of the foregoing, and all rights in any merchandise or goods which any of the same may represent, all books, ledgers, files and records with respect to any Collateral or security given to Secured Party hereunder by the Company, together with all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit.

               (viii) "Uniform Commercial Code" means the Uniform Commercial Code as in effect in New York State from time to time during the term of this Agreement.

          2.   Security Interest.

          (a) Grant of Security. As security for the Obligations, the Company grants to Secured Party a first lien priority security interest in all of the Company's right, title and interest, whether now existing or hereafter arising or acquired, in and to the Collateral.

          (b) Security for Obligations. This Agreement secures the payment or performance of all now existing or hereafter arising Obligations to Secured Party, whether primary or secondary, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not, liquidated or unliquidated, arising by operation of law or otherwise.

          (c) The Company Remains Liable. This Agreement shall not affect the Company's liability to perform all of its obligations under the transactions giving rise to the Obligations. The exercise by Secured Party of any of the rights hereunder shall not release the Company from any of its obligations under the transactions giving rise to the Obligations, which shall remain unchanged as if this Agreement had not been executed. Secured Party shall not have any obligation or liability under the transactions giving rise to the Obligations by reason of this Agreement, nor shall Secured Party be required to perform any of the obligations of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (d) Continuing Agreement. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations.

          3.   The Company's Title; Liens and Encumbrances.

          (a) The Company represents and warrants that the Company is, or to the extent that this Agreement covers Collateral that is to be acquired after the date hereof, will be, the owner of the Collateral, having good and marketable title thereto, free from any and all Liens, except as permitted under
Section 9.02 of the Credit Agreement. The Company will not create or assume or permit to exist any Lien on or against the Collateral except as created by this Agreement or as permitted by the Credit Agreement. The Company shall notify Secured Party promptly of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral and will defend the Collateral against any such claim, lien, security interest or other encumbrance.

          (b) With respect to any personal property that the Company acquires which is subject to a purchase money lien permitted under Section 9.02 of the Credit Agreement, if the terms of such acquisition prohibit the Liens granted hereby in favor of Secured Party, Secured Party shall execute and deliver such instruments as the purchase money lender may reasonably require to waive or release Secured Party's security interest in such item of personal property for so long as the purchase money security interest is in effect.

          4.   Representations, Warranties and Covenants.

          The Company represents and warrants to Secured Party as follows:

          (a) The Company has no place of business, offices where the Company's books of account and records are kept, or places where the Collateral is used, stored or manufactured, except as set forth on Schedule I annexed hereto. The Company shall at all times maintain its records as to the Collateral at its chief place of business at the address referred to on Schedule I and at no other. Except as permitted hereby, the Company shall not store, use or locate any of the Collateral at any place other than as listed on Schedule I. The Company shall not establish any new office or place of business, move its principal office or move any of the Collateral to any location other than those locations existing on the date hereof and listed on Schedule I unless in each case the Company gives Secured Party 20 Banking Days prior notice of its intention to do so, identifying the new location and providing such other information as Secured Party deems reasonably necessary, and delivers to Secured Party financing statements and such other documentation in form and substance satisfactory to Secured Party to preserve its security interest in the Collateral.

          (b) The Company currently uses the business or trade names set forth on Schedule I, and has not used any other trade names during the last five years, except as set forth on Schedule I. The Company shall not make any changes in, additions to, or deletions from the business or trade names used by the Company for billing purposes, except in connection with any Acquisition permitted under Section 9.07 of the Credit Agreement.

          (c) The Collateral is now and will be used in the Company's business and not for personal, family, household or farming use.

          (d) The Company has paid and, except as provided in Section 8.10 of the Credit Agreement, will continue to pay or otherwise provide for the payment when due, of all taxes, assessments or contributions required by law which have been or may be assessed or levied against the Company, whether with respect to any of the Collateral, to any wages or salaries paid by the Company or otherwise, and will deliver satisfactory proof of such payment to Secured Party on demand.

          (e) Assuming it has been duly executed by Secured Party and that Secured Party has filed the forms UCC-1 referred to on Schedule I, the security interests and liens granted to Secured Party under this Agreement hereof shall constitute valid, perfected and first priority security interests in and to the Collateral in each case enforceable against all third parties and securing the payment of all Obligations purported to be secured thereby, subject only to the Liens permitted pursuant to Section 9.02 of the Credit Agreement.

          5.   Perfection of Security Interest.

          The Company shall execute all such financing statements pursuant to the Uniform Commercial Code or other notices necessary or appropriate under applicable law, including the Federal Assignment of Claims Act and any state motor vehicles registration statute, as Secured Party may require, each in form satisfactory to Secured Party. The Company also shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other agreement or document executed and delivered pursuant hereto or to the Obligations (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by Secured Party to be necessary or desirable. The Company authorizes Secured Party to (a) file any Uniform Commercial Code financing statements or amendments thereto without the signature of the Company or by signing of the Company's name to any such financing statements as its attorney-in-fact, (b) file notices of assignment pursuant to the Federal Assignment of Claims Act, (c) file applications for certificates of title or (d) take all other action which Secured Party may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Agreement.

          6.   General Covenants.

          The Company shall have the following obligations to Secured Party until full payment and complete performance of all Obligations and termination of this Agreement.

          (a) Furnish Secured Party from time to time at Secured Party's request with such statements and schedules further identifying and describing the Collateral and all locations thereof in such detail as Secured Party may reasonably require.

          (b) Advise Secured Party promptly, in sufficient detail, of any substantial change in the Collateral or of the occurrence of any event which would effect the value of the Collateral or Secured Party's security interest therein.

          (c) Comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Company or any Collateral or to the operation of the Company's business except where the failure to comply (i) is non-material and (ii) has no effect on the value of the Collateral or on the ability of Secured Party to exercise its rights and remedies hereunder.

          (d) Perform and observe all covenants, restrictions and conditions contained in the Loan Documents and any other agreement or document executed in connection with the Obligations as though the same were fully set forth in this Agreement.

          (e) Promptly execute and deliver to Secured Party such further agreements or other instruments and take such further action from time to time as Secured Party may deem necessary or appropriate to perfect, protect or enforce its security interests in the Collateral or otherwise to effect the intent of this Agreement.

          (f) Keep or cause the Collateral to be kept in good working order and marketable condition, ordinary wear and tear excepted.

          (g) Insure the Collateral against loss or damage by fire or other casualties, providing extended coverage for theft, burglary, bodily injury and such other risks, with such companies and in such amounts, as Secured Party may require from time to time.

          (h) Use the Collateral for lawful purposes only in conformity with all laws, rules and regulations.

          (i) Allow Secured Party and its agents, (i) at all reasonable times on reasonable notice, to inspect any of the Collateral and to examine and make extracts from the Company's books and records relating to the Collateral and
(ii) once yearly at the Company's expense and, if requested, more frequently at Secured Party's expense, to conduct an audit of the Collateral.

          (j) Not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or Lien upon, or otherwise dispose of or abandon any part or all of the Collateral without the prior consent of Secured Party, except for the sale from time to time in the ordinary course of business of the Company of such items of Collateral as may constitute part of the business Inventory, and except as provided in Sections 9.02 or 9.04 of the Credit Agreement.

          (k) Cause each mortgagee of any real property owned by the Company and each landlord of all real property leased by the Company to waive, by instruments satisfactory in form and substance to Secured Party, any rights in the Collateral, and to acknowledge the right of Secured Party to enter the premises to remove Collateral.

          (l) Not take or omit to take any action adversely affecting or impairing the security interest in the Collateral in favor of Secured Party.

          7.   Assignment of Insurance.

          At or prior to the date hereof, the Company shall deliver to Secured Party certificates of the issuing companies with respect to all policies of insurance maintained for or by the Company covering or in any manner relating to the Collateral, in form and substance satisfactory to Secured Party, naming Secured Party as an additional insured party as its interests may appear with respect to liability coverage and as loss payee with respect to property, casualty and extended insurance coverage, and indicating that no such policy will be terminated or reduced in coverage or amount without at least 30 days prior written notice from the insurer to Secured Party. The Company hereby assigns to Secured Party all amounts, including returned or unearned premiums, which may become payable under or in respect of any such policy of insurance, and directs each insurance company issuing any such policy to make payment of sums directly to Secured Party. The Company hereby appoints Secured Party as its attorney-in-fact with authority to endorse any check or draft representing any such payment and to execute any proof of claim, subrogation receipt and any other document required by such insurance company in connection with such payment, and upon the occurrence of any Event of Default, to cancel, assign or surrender any such policies. All such sums received by Secured Party shall be applied by Secured Party to satisfaction of the Obligations or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of the Company and Secured Party, or as otherwise required by applicable law.

          8.   Fixtures.

          Except to the extent that fixtures are included in the definition of Collateral, it is the intent of the Company and Secured Party that none of the Collateral is or shall be regarded as fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and the Company represents and warrants that it has not made and is not bound by any lease or other agreement which is inconsistent with such intent. If any Collateral or any part thereof is or becomes attached or affixed to any real estate, upon request the Company shall furnish Secured Party with a disclaimer or subordination in form satisfactory to Secured Party of the holder of any interest in the real estate to which the Collateral is attached or affixed, together with the names and addresses of the record owners of and all other persons having interest in such real estate.

          9.   Collections.

          (a) Except as provided herein, the Company may collect all checks, drafts, cash or other remittances (i) in payment of any of its Receivables, (ii) in payment of any Inventory sold, transferred, leased or otherwise disposed of or (iii) in payment of or in account of its accounts, contracts, notes, drafts, acceptances and all other forms of obligations relating to any of the Receivables or Inventory so sold, transferred, or leased or otherwise disposed of. All of the foregoing amounts so collected after the occurrence of an Event of Default shall be held in trust by the Company for and as the property of Secured Party, and shall not be commingled with other funds, money or property of the Company.

          (b) If requested by Secured Party upon or after an Event of Default occurs, the Company will immediately following receipt of all such checks, drafts, cash or other remittances in payment of any of its Receivable or in payment for any Inventory sold, transferred, leased or otherwise disposed of, deliver any such items to Secured Party accompanied by a remittance report in form supplied or approved by Secured Party. The Company shall deliver such items in the same form received, endorsed or otherwise assigned by the Company where necessary to permit collection of such items.

          (c) If requested by Secured Party upon or after an Event of Default occurs, the Company will promptly notify Secured Party of the return or rejection of any goods represented by any Receivables, and shall forthwith account therefor to Secured Party in cash. Until such payment has been received by Secured Party, the Company shall hold all such goods separate and apart, in trust for and subject to Secured Party's security interest, and Secured Party is authorized to sell, for the Company's account and at the Company's sole risk, all or any part of such goods.

          (d) In its discretion, upon or after an Event of Default occurs, Secured Party may in its name or the Company's notify any account debtor or obligor of any account, contract, instrument, chattel paper or general intangible included in the Collateral to make payment to Secured Party.

          (e) All of the foregoing remittances shall be applied and credited by Secured Party in accordance with the provisions of Section 11(c) of this Agreement.

          10.  Events of Default.

          The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") by the Company under this
Agreement:

          (a) if a "Default" or "Event of Default" occurs under the Loan Documents or the terms of any agreement executed in connection with the Obligations;

          (b) if at any time, acting in a commercially reasonable manner following an audit of the Collateral, Secured Party considers the Obligations insecure or any part of the Collateral unsafe, insecure or insufficient, and the Company does not (i) within five Banking Days of notice, enter into written agreement to furnish other collateral or make payment on account in the amount necessary to reduce the Obligations to the extent Secured Party considers the Obligations insecure or the Collateral unsafe, insecure or insufficient and (ii) within 30 days of entering into such agreement, fulfill the obligations required of it thereunder;

          (c) if any obligor, guarantor of or any party to any of the Obligations or the Collateral (the same, excluding the Company and the Guarantors, collectively the "Obligors") defaults in the punctual payment of any sum payable with respect to, or in the observance or performance of any of the terms and conditions of any Obligations or of any other agreement between any Obligor and Secured Party;

          (d) if any warranty or representation made to Secured Party by or on behalf of the Company, any Guarantor or any Obligor is false or misleading in any material respect when made or, with respect to the Company, when deemed made under the terms of the Credit Agreement;

          (e) if there is any loss, theft, substantial damage to or destruction of any Collateral, or the making or filing of any lien, levy, or execution on, or seizure, attachment or garnishment of any of the Collateral;

          (f) if any Obligor is dissolved or fails to maintain its existence in good standing under the laws of the states of its formation and qualification;

          (g) if any of the Obligors becomes insolvent (however defined or evidenced), makes an assignment for the benefit of creditors, makes or send notice of an intended bulk transfer, if there is convened a meeting of the creditors or principal creditors of any of the Obligors or if a committee of creditors is appointed for any of them;

          (h) if there is filed by or against any of the Obligors any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect;

          (i) if the usual business of any of the Obligors shall be terminated or suspended;

          (j) if any proceedings or procedure supplementary to or in enforcement of any judgment is commenced against any Obligor or with respect to any of their property; or

          (k) if any petition or application to any court is filed by or against any of the Obligors for the appointment of any receiver or trustee for any of the Obligors or any part of the property of any of them.

          11.  Rights and Remedies.

          (a) If any Event of Default occurs, Secured Party thereafter may, to the extent permitted by applicable law, without notice to the Company, as to any or all of the Collateral, by any available judicial procedure or without judicial process, take possession of the Collateral and without liability for trespass enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and generally exercise any rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Secured Party shall have the right to sell, otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Secured Party in its sole discretion may deem advisable, and Secured Party shall have the right to purchase at any such sale. If any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, Secured Party may do so to put the Collateral in such saleable or disposable form as it shall deem appropriate. At Secured Party's request, the Company shall assemble the Collateral and make it available to Secured Party at places which Secured Party shall select, whether at the Company's premises or elsewhere, and make available to Secured Party, without rent, all of the Company's premises and facilities for the purpose of Secured Party's taking possession of, removing or putting the Collateral in saleable or disposable form. If any of the Collateral consists of motor vehicles, Secured Party may use the Company's license plates.

          (b) Any sale, lease or other disposition of Collateral may be made without demand for performance or notice of advertisement except that, where applicable law requires reasonable notice of sale or other disposition, five days notice by overnight courier or personal delivery, to the Company of the place and time of any public sale or of the time at which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. Notwithstanding the foregoing, if any of the Collateral is perishable and may be materially diminished in value during such five day period, Secured Party shall provide the Company with such shorter notice as it deems reasonable in the circumstances.

          (c) The  proceeds  of any  sale,  lease  or other  disposition  of the
Collateral shall be applied first to the expenses of retaking, storing, processing and preparing for sale, selling and the like and to the reasonable attorneys' fees and legal expenses incurred by Secured Party, next to satisfaction of the Obligations, and then to the payment of any other amounts required by applicable law, after which Secured Party shall account to the Company for any surplus. If the proceeds are insufficient to pay all amounts to which Secured Party is entitled, the Company shall be liable for the deficiency, together with interest thereon, at the rate prescribed in the agreements giving rise to the Obligations, and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency. The Company waives all claims, damages and demands against Secured Party arising out of the repossession, removal, retention or sale of the Collateral.

          (d) Secured Party has no obligation to preserve rights to any Collateral against prior parties, to proceed first against any Collateral or to marshall any collateral of any kind for the benefit of any other creditors of the Company or any other Person. Upon the occurrence of an Event of Default and as long as it continues, Secured Party shall have a license and right to use, without charge, the Company's labels, patents, copyrights, and all its rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature pertaining to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and the Company's rights under all licenses and any franchise, sales or distribution agreements shall inure to Secured Party's benefit.

          12.  Costs and Expenses.

          The Company shall pay on demand any and all of Secured Party's fees, costs and expenses, including the reasonable attorneys' fees and legal expenses, paid or incurred in connection with the filing or recording of financing statements  and  other  documents  in  public  offices  (including  all taxes in connection therewith), the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral and Secured Party's security interest therein, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Agreement relates. Until so paid, all such amounts shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the agreements giving rise to the Obligations.

          13.  Power of Attorney.

          (a) The Company authorizes Secured Party and does hereby make, constitute and appoint Secured Party, and any officer or agent of Secured Party, with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of the Company (a) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of Secured Party, (b) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral, (c) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral, (d) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral, (e) to receive, open and dispose of all mail addressed to the Company and to notify the Post Office authorities to change the address for delivery of mail addressed to the Company to such address as Secured Party may designate and (f) generally to do all acts and things which Secured Party deems necessary to protect, preserve and realize upon the Collateral and Secured Party's security interest therein. The Company hereby approves and ratifies all acts of said attorney or designee, who shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or wilful misconduct. This power of attorney shall be irrevocable as long as any of the Obligations shall be outstanding.

          (b) Secured Party shall not exercise any rights under or take any actions pursuant to the foregoing power of attorney unless an Event of Default has occurred.

          14.  Notices.

          All notices, consents, approvals and other communications required or permitted to be given to a party under this Agreement shall be in writing and shall be delivered personally to the party, sent by any national overnight courier or mailed first class certified mail, return receipt requested, to the party at the address indicated on page one, to the attention of Joseph Burns for Secured Party and to the attention of Margaret Krumholz for the Company. Any item delivered in accordance with the provisions of this Section shall be deemed to have been delivered (i) on the date of personal delivery, (ii) on the business day following the date sent by overnight courier or (iii) on the fifth day following the date on which it was so mailed, as the case may be.

          15.  Other Security.

          Secured Party's rights and remedies hereunder shall not be diminished, impaired or otherwise affected if the Obligations are now or hereafter secured by property other than the Collateral, or by the guarantee, endorsement or property of any other Person. Secured Party shall have the right in its sole discretion to take any other action with respect thereto, concurrently with or separately from any action hereunder.

          16.  Further Security.

          The Company grants, pledges and assigns to Secured Party a continuing lien on, security interest in and rights of set-off in all money, securities and other property of the Company, and the proceeds thereof, actually or constructively held or received by or for Secured Party or any Affiliate of Secured Party. The Company authorizes Secured Party to deliver a copy of this Agreement to give others notice of the Company's transfer of a security interest in such property. Upon or after an Event of Default, Secured Party may from time to time without notice apply all or part of such moneys, securities, property, proceeds, deposits or credits to any of the Obligations in such amounts as Secured Party may elect in its discretion, even though the Obligations may then be contingent or unmatured, whether or not the Collateral is adequate security.

          17.  Miscellaneous.

          (a) Beyond the safe custody thereof, Secured Party shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          (b) No course of dealing between the Company and Secured Party, or Secured Party's failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) All of Secured Party's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

          (d) This Agreement may be amended or modified, and a provision hereof may be waived, only by a writing signed by all of the parties hereto.

          (e) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          (f) The benefits of this Agreement shall inure to the benefit of the successors and assigns of Secured Party. The rights and obligations of the Company under this Agreement shall not be assigned or delegated without the prior consent of Secured Party.

          (g) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.

          (h) The Company hereby irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in Suffolk or Nassau County over any action or proceeding arising out of or relating to this Agreement, and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State of Federal court. To the extent permitted by applicable law, the Company irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by certified or registered mail) of copies of such process to it. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. To the extent permitted by applicable law, the Company waives any objection to venue in such State of Federal Court and any objection to an action or proceeding in such State of Federal Court on the basis of forum non conveniens. The Company agrees that any action or proceeding brought against Secured Party shall be brought only in New York State or United States Federal court sitting in Suffolk or Nassau County.

          (i)  THE PARTIES WAIVE ANY RIGHT TO A JURY TRIAL.

          (j) The Company shall indemnify Secured Party and hold it harmless from and against any and all claims, damages, judgments, liabilities, costs and expenses ("Loss") (including reasonable fees and disbursements of counsel) which may be incurred by or asserted against Secured Party in connection with or arising out of Secured Party's exercise of its rights or assertion of its security interest under the provisions of this Agreement, any Loan Document or any agreement relating to the Obligations which permit Secured Party to collect, settle or adjust Receivables or to deal with Collateral in any way, except to the extent that such Loss resulted from the gross negligence or without misconduct of Secured Party. This indemnity includes Secured Party's activities in connection with the realization, repossession, safeguarding, insuring or other protection of Collateral or collecting, perfecting or protecting the Secured Party's liens and security interests hereunder or under any Loan Document.

          IN WITNESS WHEREOF, the parties have executed this Agreement.

KeyBank National Association            Disc Graphics, Inc.

By:                                     By:
    Name:   Joseph Burns                Name:   Donald Sinkin
    Title:  Vice President              Title:  President and Chief
                                                Executive Officer

                                   SCHEDULE I

                                       TO

                               DISC GRAPHICS, INC.


                               SECURITY AGREEMENT


                                Principal Office*

                                10 Gilpin Avenue
                            Hauppauge, New York 11788



                      Other Offices Where Records Are Kept*

                  25 Hoffman Avenue, Hauppauge, New York 11788
                 3116 Vanowen Street, Burbank, California 91505



                           Locations Where Collateral
                           Is Stored, Used or Located*

                   10 Gilpin Avenue, Hauppauge, New York 11788
                 198 Greenpond Road, Rockaway, New Jersey 07866
                  25 Hoffman Avenue, Hauppauge, New York 11788
                 3116 Vanowen Street, Burbank, California 91505



                            Business and Trade Names
                                 Used by Debtor


          Current Names*                Discontinued Names
          ---------------               ------------------
          Disc Graphics                 Four Seasons Litho



* Forms UCC-1 shall be filed in all jurisdictions where Debtor has offices or stores, uses or places Collateral, under each actual and trade name used by Debtor.